ALLIANCE LIMITED MATURITY GOVERNMENT FUND

SEMI-ANNUAL REPORT
MAY 31, 1997

ALLIANCE CAPITAL




LETTER TO SHAREHOLDERS
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

July 7, 1997

Dear Shareholder:

Since our last report dated November 30, 1996, the U.S. bond market has posted modest returns. After rallying at the end of 1996, the market reversed direction in early 1997 and gave up some of its earlier gains. During the first quarter, data indicating resurgent strength in the economy, particularly within the labor market, renewed concerns about inflation and pushed the bond market lower. In response to continued strong growth and potential inflationary imbalances, the Federal Reserve raised interest rates in March, further eroding bond market returns. More recently, however, the bond market has been able to recapture most of its earlier 1997 losses. The market rallied as expectations of additional interest rate increases by the Federal Reserve waned with economic releases showing signs of slower growth and well-behaved inflation.

Year-to-date returns on mortgage-backed securities continued to outpace Treasury returns as higher interest rates stabilized mortgage prepayment expectations. Mortgage performance was further enhanced by declining interest rate volatility.

INVESTMENT RESULTS
The following table provides the investment returns for Alliance Limited Maturity Government Fund for the six and twelve month periods ended May 31, 1997. The table also compares that performance with the Lipper Intermediate U.S. Government Funds (IUG) Average, a universe of 123 funds with investment objectives similar to that of Alliance Limited Maturity Government Fund.

We are pleased to report that over the past six months, your Fund's Class A shares returned 1.30% versus 0.58% for the Lipper IUG universe. This outperformance is due primarily to strong relative performance of mortgage-backed securities over the past six months.

INVESTMENT RESULTS*
Period Ended May 31, 1997
                                                    TOTAL RETURN
                                              6 MONTHS       12 MONTHS
                                             ----------     -----------
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
   Class A                                      1.30%           6.50%
   Class B                                      0.94%           5.74%
   Class C                                      0.94%           5.75%

LIPPER INTERMEDIATE U.S. GOVERNMENT
  FUNDS (IUG) AVERAGE                           0.58%           6.94%


* TOTAL RETURNS ARE BASED ON THE NET ASSET VALUES OF EACH CLASS OF SHARES AS OF MAY 31, 1997. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD.

  THE UNMANAGED LIPPER INTERMEDIATE GOVERNMENT FUNDS (IUG) AVERAGE IS BASED ON THE PERFORMANCE OF A UNIVERSE OF 123 FUNDS THAT INVEST AT LEAST 65% OF THEIR ASSETS IN SECURITIES ISSUED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES, WITH DOLLAR-WEIGHTED AVERAGE MATURITIES OF 5 TO 10 YEARS.

  ADDITIONAL RESULTS APPEAR ON PAGE 3.


ECONOMIC REVIEW
The U.S. economy finished 1996 on a strong note. After moderating in the third quarter, the economy picked up speed as the year came to a close, led by a rebound in consumer spending. The annualized gain in retail sales jumped to 4.8% in the fourth quarter, up from only 0.9% in the third quarter. An unexpected surge in export growth also added to year-end growth. In all, growth in aggregate output, as measured by Gross Domestic Product (GDP), accelerated to 3.8% during the final three months of 1996.

The economy continued its strong performance in the first quarter of 1997, buoyed by continued growth in the labor market. The production side of the economy showed considerable strength with first quarter industrial production up by 4.9% from a year earlier and total hours worked up by 3.8% for the same time period. Overall, GDP growth jumped to 5.9% during the first three months of 1997--its fastest rate of increase in nearly 10 years.


1



ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

During April and May, the bond market rallied as data showing a slowing economy and benign inflation were released and expectations for a Federal Reserve tightening abated. The rally was fueled by a weak retail sales report, together with favorable Employment Cost Index (ECI) and durable goods reports that were weaker than expected. Consumer confidence remained elevated and real personal income grew strongly at 4.5% year-on-year through April. The unemployment rate edged down to 4.8% in May, its lowest level for 23 years, and wages continued to climb. Retail sales moved lower in May, indicating that the consumer was finally taking a breather after the first quarter spending spree.

Despite the strong growth, inflation news continues to be generally favorable. After moving slightly higher late in 1996, consumer and producer price gains both retreated in 1997. Consumer prices advanced through May at a 2.2% annual rate (a three year low) and producer prices were up just 0.3% for the same period.

LIMITED MATURITY MARKET REVIEW
Fixed income returns were subdued for the first five months of the year, as positive returns in January and February were generally erased by higher interest rates in March.

The market traded off as expectations heightened around a Federal Reserve preemptive rate hike. Among the investment grade sectors, mortgage-backed securities were among the best performing sectors, posting moderate gains. Mortgage-backed securities continued to benefit from stable interest rates and declining implied volatilities.

PORTFOLIO ACTIVITY
Over the past six months, we generally increased our allocation to mortgage related securities. Commercial mortgage-backed securities, rated AAA, were purchased to provide yield and call protection. We increased our exposure to Adjustable Rate Mortgages (ARMs) and traded up in coupon as the market became range bound. In May, we temporarily reduced our exposure to mortgage-backed securities in favor of Treasuries in anticipation of an increase in volatility surrounding the Federal Open Market Committee meeting.

INVESTMENT OUTLOOK
U.S. economic growth has continued at a pace considered above the long-term, non-inflationary rate. However, recent data indicate signs of a slowdown. We expect the U.S. economy to gradually slow during the next several quarters to a more sustainable 2.0% to 2.5% growth rate. We anticipate this slowing will occur before any substantial inflationary pressures materialize. Given the Federal Reserve's vigilance against rising inflation, the market will be particularly vulnerable to daily economic news which may put upward pressure on yields. In contrast to recent periods of rising rates, the relative lack of leverage in the U.S. financial system suggests that interest rates and volatility will be less substantial than in 1994. While we expect the Federal Reserve to be preemptive in its fight against inflation, we do not expect the Federal Reserve to step ahead of the market by increasing rates.

Thank you for your continued interest and investment in Alliance Limited Maturity Government Fund. We look forward to reporting to you again on market activity and the Fund's investment results in coming periods.

Sincerely,


John D. Carifa
Chairman


Patricia Young
Senior Vice President


Jeffrey Phlegar
Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2



INVESTMENT OBJECTIVE AND POLICIES
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

Alliance Limited Maturity Government Fund is an open-end, diversified investment management company that seeks the highest level of current income, consistent with low volatility of net asset value. The Fund normally invests at least 65% of its total assets in U.S. Government securities, including mortgage-related securities and repurchase agreements related to U.S. Government securities. The Fund confines investments to obligations with maturities of 10 years or less or with durations not exceeding that of a 10-year U.S. Treasury note.


INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURN AS OF MAY 31, 1997

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       6.50%          1.98%
Since Inception*               4.43%          3.53%
SEC Yield**                    5.22%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       5.74%          2.74%
Since Inception*               3.69%          3.69%
SEC Yield**                    4.71%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       5.75%          4.75%
Since Inception*               3.22%          3.22%
SEC Yield**                    4.72%


Average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 6/1/92, Class A and Class B; 5/3/93, Class C.
**   SEC Yield is for the 30 days ended May 31, 1997.


3



PORTFOLIO OF INVESTMENTS
MAY 31, 1997 (UNAUDITED)
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)           VALUE
-------------------------------------------------------------------------
MORTGAGE-RELATED SECURITIES-74.2%
COLLATERALIZED MORTGAGE OBLIGATIONS-36.6%
ADJUSTABLE RATE-24.9%
Donaldson, Lufkin & Jenrette
  Series 1994-QE1 Cl. A1
  7.756 %, 4/25/24 (a)                          $ 4,321      $ 4,326,424
Housing Security, Inc.
  Series 1995-B Cl. A1A
  7.507 %, 11/25/28                               5,890        5,974,193
Prudential Home Mortgage Securities, Inc.
  Series 1993-56 Cl. A1
  8.412 %, 1/25/24                                2,323        2,373,590
Resolution Trust Corp..
  Series 1991-M4 Cl. A1
  6.28 %, 2/25/20                                 2,764        2,714,151
Sears Mortgage Securities Corp.
  Series 1992-18A Cl. A1
  7.56 %, 9/25/22                                 5,072        5,173,443
Somerset Commercial Mortgage Corp.
  Series 1997-1 Cl. A1
  7.209 %, 2/15/07 (a)                            3,000        2,992,500
                                                             ------------
                                                              23,554,301

FIXED RATE-11.7%
Federal Home Loan Mortgage Corp.
  Series 1350 Cl. E
  6.70 %, 1/15/15                                 4,683        4,686,946
Federal National Mortgage Association
  Series 1990 Cl. J
  7.00 %, 5/25/14                                 1,110        1,108,776
  Series 1997-8 Cl. D
  7.00 %, 12/18/24                                4,700        4,512,000
Residential Funding Mortgage Securities I
  Series 1993-S37 Cl. A1
  7.00 %, 10/25/23                                  738          735,056
                                                             ------------
                                                              11,042,778

Total Collateralized Mortgage Obligations
  (cost $34,558,737)                                          34,597,079

FEDERAL NATIONAL MORTGAGE ASSOCIATION-15.1%
  6.107%, 3/25/27 (b)                             4,818        4,806,240
  7.50%, 4/01/08 (c)                                  1            1,308
  7.583%, 6/01/25 (b)                             3,751        3,807,058
  7.602%, 6/01/25 (b)                             3,794        3,851,342
  11.25%, 2/01/16                                 1,624        1,794,225
Total Federal National Mortgage Association
  (cost $14,289,490)                                          14,260,173

FEDERAL HOME LOAN MORTGAGE CORP.-12.3%
  7.50%, 1/01/12                                  9,684        9,796,284
  11.00%, 1/01/11-9/01/20                         1,605        1,785,250
Total Federal Home Loan Mortgage Corp.
  (cost $11,638,087)                                          11,581,534

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-8.0%
  8.00%, 5/15/26-12/15/26                         6,009        6,113,937
  11.25%, 7/15/13-1/15/16
GPM                                                 983        1,085,744
  11.50%, 2/15/13-6/15/13
BD                                                  305          344,501
  11.75%, 1/20/16 BD                                 14           16,073
Total Government National Mortgage Association
  (cost $7,607,373)                                            7,560,255


4



ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)           VALUE
-------------------------------------------------------------------------
STRIPPED MORTGAGE BACKED SECURITY-2.2%
Mortgage Capital Funding, Inc.
  Series 1996-MC2 Cl. X, I/O
  1.972 %, 12/21/26 (d)
  (cost $2,051,831)                              $2,052     $  2,067,039
Total Mortgage-Related Securities
  (cost $70,145,518)                                          70,066,080

U.S. GOVERNMENT OBLIGATIONS-20.8%
U.S. TREASURY NOTES-14.9%
  6.125%, 12/31/01                                6,900        6,799,743
  6.25%, 2/28/02 (e)                              7,400        7,323,706
                                                             ------------
                                                              14,123,449

U.S. TREASURY BOND-5.9%
  11.875%, 11/15/03                               4,350        5,541,508
Total U.S. Government Obligations
  (cost $20,081,886)                                          19,664,957

REPURCHASE AGREEMENT-11.8%
Goldman Sachs & Co.
  5.50%, dated 5/30/97, due 6/02/97,
  collateralized by $5,363,895 FNMA,
  6.00%, 5/01/09                                  5,000        5,000,000
Prudential-Bache Securities, Inc.
  5.53%, dated 5/30/97, due 6/02/97,
  collateralized by $6,125,747 FHLMC,
  8.016%, 10/01/23                                6,175        6,175,000
Total Repurchase Agreement
  (cost $11,175,000)                                          11,175,000

TOTAL INVESTMENTS-106.8%
  (cost $101,402,404)                                        100,906,037
Other assets less liabilities-(6.8%)                          (6,386,311)

NET ASSETS-100%                                             $ 94,519,726


(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 1997, these securities amounted to $7,318,924 or 7.7% of net assets.

(b)  Adjustable rate securities.

(c)  15 year mortgage.

(d) Interest rate represents yield to maturity and principal amount represents amortized cost.

(e) Security segregated to collateralize reverse repurchase agreements with an aggregate market value of approximately $6,750,000.

     Glossary of Terms:
     BD    - Builder buydown.
     FHLMC - Federal home loan mortgage Corp.
     FNMA  - Federal national mortgage association.
     GPM   - Graduated payment mortgage.
     I/O   - Interest only.

     See notes to financial statements.


5



STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1997 (UNAUDITED)
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $101,402,404)         $100,906,037
  Cash                                                                     261
  Interest receivable                                                  824,945
  Receivable for capital stock sold                                    109,778
  Deferred organization expenses                                        13,782
  Prepaid expenses                                                       1,797
  Total assets                                                     101,856,600

LIABILITIES
  Reverse repurchase agreement                                       6,755,109
  Payable for capital stock redeemed                                   151,565
  Dividends payable                                                    139,938
  Distribution fee payable                                              69,681
  Advisory fee payable                                                  51,149
  Accrued expenses and other liabilities                               169,432
  Total liabilities                                                  7,336,874

NET ASSETS                                                        $ 94,519,726

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     10,168
  Additional paid-in capital                                       117,783,207
  Distributions in excess of net investment income                    (162,510)
  Accumulated net realized loss on investments and
    futures transactions                                           (22,614,772)
  Net unrealized depreciation of investments                          (496,367)
                                                                  $ 94,519,726

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($18,100,129/
    1,946,483 shares of capital stock issued and outstanding)            $9.30
  Sales charge--4.25% of public offering price                             .41
  Maximum offering price                                                 $9.71

  CLASS B SHARES
  Net asset value and offering price per share ($40,861,783/
    4,395,896 shares of capital stock issued and outstanding)            $9.30

  CLASS C SHARES
  Net asset value and offering price per share ($35,557,814/
    3,825,213 shares of capital stock issued and outstanding)            $9.30


See notes to financial statements.


6



STATEMENT OF OPERATIONS
SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $ 4,150,862

EXPENSES
  Advisory fee                                        $  329,578
  Distribution fee - Class A                              25,697
  Distribution fee - Class B                             227,287
  Distribution fee - Class C                             194,098
  Transfer agency                                         94,777
  Administrative                                          67,509
  Audit and legal                                         45,778
  Custodian                                               44,331
  Registration                                            31,262
  Printing                                                28,353
  Amortization of organization expenses                   27,574
  Directors' fees                                          9,994
  Miscellaneous                                            6,353
  Total expenses before interest                       1,132,591
  Interest expense                                       381,654
  Total expenses                                                     1,514,245
  Net investment income                                              2,636,617

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investment transactions                        (905,257)
  Net realized loss on futures transactions                            (52,456)
  Net change in unrealized appreciation of investments                (832,953)
  Net loss on investments and futures                               (1,790,666)

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $   845,951


See notes to financial statements.


7



STATEMENT OF CHANGES IN NET ASSETS
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

                                                 SIX MONTHS ENDED   YEAR ENDED
                                                    MAY 31, 1997   NOVEMBER 30,
                                                     (UNAUDITED)       1996
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $  2,636,617   $  6,766,537
  Net realized loss on investment and
    futures transactions                               (957,713)    (1,648,824)
  Net change in unrealized appreciation
    of investments                                     (832,953)       220,055
  Net increase in net assets from operations            845,951      5,337,768

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                            (502,907)    (1,099,192)
    Class B                                          (1,153,153)    (3,020,671)
    Class C                                            (988,032)    (2,547,881)
  Tax return of capital
    Class A                                                  -0-       (80,449)
    Class B                                                  -0-      (221,079)
    Class C                                                  -0-      (186,476)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                      (13,773,081)   (68,798,912)
  Total decrease                                    (15,571,222)   (70,616,892)

NET ASSETS
  Beginning of year                                 110,090,948    180,707,840
  End of period                                    $ 94,519,726   $110,090,948


See notes to financial statements.


8



STATEMENT OF CASH FLOWS
SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

INCREASE (DECREASE) IN CASH FROM:
OPERATING ACTIVITIES:
  Interest received                                 $ 4,435,918
  Interest expense paid                                (381,654)
  Operating expenses paid                            (1,171,373)
  Net increase in cash from operating activities                  $  2,882,891

INVESTING ACTIVITIES:
  Proceeds from disposition of long-term
    portfolio investments                            99,343,467
  Purchase of long-term portfolio investments       (76,992,565)
  Purchase of short-term portfolio investments, net (10,090,000)
  Loss on closed futures contracts                      (52,457)
  Net increase in cash from investing activities                    12,208,445

FINANCING ACTIVITIES*:
  Increase in reverse repurchase agreements           1,653,466
  Net redemptions from capital stock transactions   (15,697,767)
  Cash dividends paid                                (1,047,338)
  Net decrease in cash from financing activities                   (15,091,639)
  Net decrease in cash                                                    (303)
  Cash at beginning of year                                                564
  Cash at end of period                                           $        261

RECONCILIATION OF NET INCREASE IN NET ASSETS
FROM OPERATIONS TO NET INCREASE IN CASH
FROM OPERATING ACTIVITIES:
  Net increase in net assets resulting from
    operations                                      $   845,951

ADJUSTMENTS:
  Decrease in interest receivable                   $   301,556
  Net realized loss on investment and futures
    transactions                                        957,713
  Net change in unrealized appreciation of
    investments                                         832,953
  Accretion of bond discount                            (16,500)
  Decrease in deferred and other assets                  27,574
  Decrease in accrued expenses                          (66,356)
  Total adjustments                                                  2,036,940

NET INCREASE IN CASH FROM OPERATING ACTIVITIES                    $  2,882,891


* Non-cash financing activities not included herein consist of reinvestment of dividends.

     See notes to financial statements.


9



NOTES TO FINANCIAL STATEMENTS
MAY 31, 1997 (UNAUDITED)
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Limited Maturity Government Fund, Inc. (the "Fund") formerly Alliance Mortgage Strategy Trust, was incorporated in the state of Maryland on April 8, 1992 as a diversified, open-end management investment company. The Fund currently offers three classes of shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3.0% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares purchased on or after July 1, 1996, are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Fixed-income securities are valued on the basis of prices provided by a pricing service and brokers. However, securities which are traded over-the-counter and on a national securities exchange may be valued according to the broadest and most representative market. It is expected that, for the fixed-income securities and options in which the Fund invests, this ordinarily will be the over-the-counter market. Securities not priced in this manner are valued at the latest quoted bid price, or when exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Other securities for which quotations are not readily available or restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $276,500 have been deferred and are being amortized on a straight-line basis through August 1997.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Investment transactions are accounted for on the date the securities are purchased or sold. The Fund amortizes premium and accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

For federal income tax purposes, the Fund's distributions of income and capital gains are subject to recharacterization, which may include a tax return of capital, at the end of the year to reflect the final investment results for that year.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of
 .65 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. Pursuant to the advisory agreement, the Fund paid $67,509 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended May 31, 1997.


10



ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $57,865 for the six months ended May 31, 1997.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received $23,091 and $11,572 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares respectively for the six months ended May 31, 1997.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $418,764 and $2,790,820 for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $8,257,597 and $22,200,392, respectively, for the six months ended May 31, 1997. There were purchases of $62,446,081 and sales of $74,529,849 of U.S. government and government agency obligations for the six months ended May 31, 1997.

At May 31, 1997, the cost of securities for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $272,109 and gross unrealized depreciation of investments was $768,476 resulting in net unrealized depreciation of $496,367.

At November 30, 1996, for federal income tax purposes the Fund had a capital loss carryforward of $21,657,059 of which $219,463 expires in the year 2000, $177,358 expires in the year 2001, $11,863,143 expires in the year 2002, $7,728,928 expires in the year 2003 and $1,668,167 expires in the year 2004.


11



NOTES TO FINANCIAL STATEMENTS (CONT.)
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     MAY 31, 1997   NOVEMBER 30,  MAY 31, 1997    NOVEMBER 30,
                      (UNAUDITED)       1996       (UNAUDITED)        1996
                    -------------  ------------  --------------  --------------
Shares sold           10,614,930     2,218,089    $ 98,901,276    $ 20,814,961
Shares issued in
  reinvestment of
  dividends and
  distributions           28,861        66,439         268,824         622,936
Shares converted
  from Class B           115,924       231,530       1,078,890       2,158,178
Shares redeemed      (10,532,400)   (3,727,280)    (98,063,297)    (34,954,990)
Net increase
  (decrease)             227,315    (1,211,222)   $  2,185,693    $(11,358,915)

CLASS B
Shares sold              961,790     1,169,061    $  8,946,020    $ 10,938,822
Shares issued in
  reinvestment of
  dividends and
  distributions           73,124       171,299         681,435       1,606,681
Shares converted
  to Class A            (115,924)     (231,530)     (1,078,890)     (2,158,178)
Shares redeemed       (1,856,011)   (4,640,656)    (17,281,304)    (43,509,656)
Net decrease            (937,021)   (3,531,826)   $ (8,732,739)   $(33,122,331)

CLASS C
Shares sold              338,828     1,443,550    $  3,154,230    $ 13,565,512
Shares issued in
  reinvestment of
  dividends and
  distributions           70,988       131,894         661,438       1,236,980
Shares redeemed       (1,184,376)   (4,169,294)    (11,041,703)    (39,120,158)
Net decrease            (774,560)   (2,593,850)   $ (7,226,035)   $(24,317,666)


NOTE F: REVERSE REPURCHASE AGREEMENTS
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

On May 31, 1997, the Fund held the following reverse repurchase agreement:

     AMOUNT          BROKER        INTEREST RATE      MATURITY
--------------   --------------   --------------   --------------
  $6,750,000     Morgan Stanley        5.45%        June 3, 1997


For the six months ended May 31, 1997, the maximum amount of reverse repurchase agreements outstanding was $32,333,875, the average amount outstanding was approximately $14,384,224, and the daily weighted average interest rate was 5.38%.


12



FINANCIAL HIGHLIGHTS
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                CLASS A
                                            ---------------------------------------------------------------------------------
                                             SIX MONTHS                                                       JUNE 1,1992(A)
                                                ENDED                     YEAR ENDED NOVEMBER 30,                  TO
                                            MAY 31, 1997  --------------------------------------------------   NOVEMBER 30,
                                             (UNAUDITED)     1996         1995         1994         1993          1992
                                            ------------  -----------  -----------  -----------  -----------  ---------------
Net asset value, beginning of period           $9.45         $9.52        $9.51        $9.94        $9.84       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .26(b)        .51(b)       .52(b)       .42          .57          .35(c)
Net realized and unrealized gain (loss)
  on investment transactions                    (.14)         (.04)         .02         (.32)         .11         (.17)
Net increase in net asset value from
  operations                                     .12           .47          .54          .10          .68          .18

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.27)         (.51)        (.50)        (.48)        (.58)        (.34)
Tax return of capital                             -0-         (.03)        (.03)        (.04)          -0-          -0-
Distributions from net realized gains             -0-           -0-          -0-        (.01)          -0-          -0-
Total dividends and distributions               (.27)         (.54)        (.53)        (.53)        (.58)        (.34)
Net asset value, end of period                 $9.30         $9.45        $9.52        $9.51        $9.94       $ 9.84

TOTAL RETURN
Total investment return based on net
  asset value (d)                               1.30%         5.11%        5.91%        1.03%        7.02%        1.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $18,100       $16,248      $27,887      $43,173      $59,215      $24,186
Ratio of expenses to average net assets         2.38%(e)      2.22%        2.14%        1.34%        1.54%        1.44%(e)(f)
Ratio of expenses to average net assets
  excluding interest expense (g)                1.62%(e)      1.58%        1.41%        1.20%        1.33%        1.42%(e)
Ratio of net investment income to
  average net assets                            5.38%(e)      5.44%        5.53%        4.78%        5.66%        6.58%(e)
Portfolio turnover rate                           67%          159%         293%         375%         499%         101%


See footnote summary on page 15.


13



FINANCIAL HIGHLIGHTS (CONTINUED)
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                 CLASS B
                                            ---------------------------------------------------------------------------------
                                             SIX MONTHS                                                       JUNE 1,1992(A)
                                                ENDED                     YEAR ENDED NOVEMBER 30,                  TO
                                            MAY 31, 1997  --------------------------------------------------   NOVEMBER 30,
                                             (UNAUDITED)      1996         1995         1994         1993         1992
                                            ------------  -----------  -----------  -----------  -----------  ---------------
Net asset value, beginning of period           $9.45         $9.52        $9.52        $9.94        $9.84       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .24(b)        .44(b)       .46(b)       .39          .49          .31(c)
Net realized and unrealized gain (loss)
  on investment transactions                    (.15)         (.04)         .01         (.35)         .12         (.17)
Net increase in net asset value from
  operations                                     .09           .40          .47          .04          .61          .14

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.24)         (.44)        (.44)        (.42)        (.51)        (.30)
Tax return of capital                             -0-         (.03)        (.03)        (.03)          -0-          -0-
Distributions from net realized gains             -0-           -0-          -0-        (.01)          -0-          -0-
Total dividends and distributions               (.24)         (.47)        (.47)        (.46)        (.51)        (.30)
Net asset value, end of period                 $9.30         $9.45        $9.52        $9.52        $9.94        $9.84

TOTAL RETURN
Total investment return based on net
  asset value (d)                                .94%         4.36%        5.05%         .42%        6.27%        1.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $40,862       $50,386      $84,362     $136,458     $168,157     $149,188
Ratio of expenses to average net assets         3.12%(e)      2.94%        2.85%        2.08%        2.26%        2.13%(e)(f)
Ratio of expenses to average net assets
  excluding interest expense (g)                2.36%(e)      2.30%        2.11%        1.91%        2.07%        2.10%(e)
Ratio of net investment income to
  average net assets                            4.64%(e)      4.73%        4.83%        4.12%        4.98%        6.01%(e)
Portfolio turnover rate                           67%          159%         293%         375%         499%         101%


See footnote summary on page 15.

14

                                      ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          CLASS C
                                            -----------------------------------------------------------------
                                             SIX MONTHS                                         MAY 3,1993(H)
                                                ENDED             YEAR ENDED NOVEMBER 30,             TO
                                            MAY 31, 1997  -------------------------------------  NOVEMBER 30,
                                             (UNAUDITED)      1996         1995         1994         1993
                                            ------------  -----------  -----------  -----------  ------------
Net asset value, beginning of period           $9.45         $9.52        $9.52        $9.94        $9.98

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .24(b)        .45(b)       .46(b)       .37          .27
Net realized and unrealized gain (loss)
  on investment transactions                    (.15)         (.05)         .01         (.33)        (.03)
Net increase in net asset value from
  operations                                     .09           .40          .47          .04          .24

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.24)         (.45)        (.44)        (.42)        (.28)
Tax return of capital                             -0-         (.02)        (.03)        (.03)          -0-
Distributions from net realized gains             -0-           -0-          -0-        (.01)          -0-
Total dividends and distributions               (.24)         (.47)        (.47)        (.46)        (.28)
Net asset value, end of period                 $9.30         $9.45        $9.52        $9.52        $9.94

TOTAL RETURN
Total investment return based on net
  asset value (d)                                .94%         4.38%        5.06%         .42%        2.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $35,558       $43,457      $68,459     $141,838     $228,703
Ratio of expenses to average net assets         3.10%(e)      2.92%        2.85%        2.04%        1.74%(e)
Ratio of expenses to average net assets
  excluding interest expense (g)                2.34%(e)      2.29%        2.10%        1.89%        1.58%(e)
Ratio of net investment income to
  average net assets                            4.66%(e)      4.75%        4.84%        4.10%        3.70%(e)
Portfolio turnover rate                           67%          159%         293%         375%         499%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f) If the Fund had borne all expenses, the expense ratios would have been 1.55% for Class A shares and 2.28% for Class B shares.

(g)  Net of interest expense of .76%, .64%, .74%, .14%, .21%, .02%, respectively, on reverse repurchase agreements (see Note F).

(h)  Commencement of distribution.


15



ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
JEFFREY S. PHLEGAR, SENIOR VICE PRESIDENT
PATRICIA J. YOUNG, SENIOR VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


16



THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Small Cap Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
Alliance Global Environment Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


17



ALLIANCE LIMITED MATURITY GOVERNMENT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

LMGSR